EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agree to the joint filing, with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below), on behalf of each of them on a statement on Schedule 13D (including amendments thereto) with respect to the Ordinary Shares, par value of $0.0004 per share, of Semiconductor Manufacturing International Corporation, a Cayman Islands company, and that this Agreement may be included as an exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 16, 2007.

S.I. Technology Production Holdings Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

SIHL Treasury Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

SIIC Treasury (B.V.I.) Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

Shanghai Industrial Holdings Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

Shanghai Investment Holdings Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

SIIC Capital (B.V.I.) Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

Shanghai Industrial Investment Treasury Company Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

SIIC CM Development Funds Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

SIIC CM Development Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

SIIC Asset Management Company Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

SIIC Finance Company Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

SF Finance (BVI) Company Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

Shanghai Industrial Financial (Holdings) Company Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

Shanghai Industrial Financial Holdings Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory

Shanghai Industrial Investment (Holdings) Company Limited

By:	/s/ Roger L.C. Leung
Authorized Signatory